THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated August 1, 2014

to the Prospectuses

You should read this supplement in conjunction with your Fund’s prospectus, which discusses the Fund’s minimum initial and additional investment requirements, share class eligibility criteria, and procedures for submission of redemption requests.

1a)	The following sentence is added as the penultimate sentence in the paragraph preceding the table in the section of the summary prospectus titled “Purchase and Sale of Fund Shares”.

There is no minimum initial investment for Invest-A-Matic accounts held directly with the Funds, including IRAs.

1b)	The following sentence is added at the end of the first paragraph in the section of the prospectus titled “Choosing A Share Class -Investment Minimums.”

There is no minimum initial investment for Invest-A-Matic accounts held directly with the Funds, including IRAs.

1c)	The following table replaces the corresponding table in the section of the prospectus titled “Account Services and Policies – Account Services – Account Services for Fund Investors.”

For investing
Invest-A-Matic[1,2] (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.
Div-Move[1]	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

1 In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

[2] There is no minimum initial investment for Invest-A-Matic accounts held directly with the Funds, including IRAs.

*This supplement does not apply to Lord Abbett Series Fund.

2)	For all Funds except the U.S. Government & Government Sponsored Enterprises Money Market Fund, the following replaces the subsection titled “Additional Information about the Availability of Share Classes – Class I Shares” contained in the section titled “Choosing a Share Class:”

Class I Shares. Class I shares are available for purchase by the following entities:

•	Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee based program the participation in which is available to non-institutional investors, as described below.

•	Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory programs are not subject to the $1 million minimum initial investment.

•	Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that in any event Class I shares are not available for purchase by or on behalf of:

o	Participants in fee-based investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, sponsored by the financial intermediary for which the participant pays a fee based on the total asset value of the participant’s account for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

o	Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

2

•	Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

•	Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases.

•	Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

3)	The following paragraph replaces the fourth paragraph in the section of the prospectus titled “Redemptions - Redemption Payments.”

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

3

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Please retain this document for your future reference.

4

THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated August 1, 2014

to the Statements of Additional Information

The following paragraph replaces the first paragraph of the section of the Statement of Additional Information titled “Purchases, Redemptions, Pricing, and Payments to Dealers - Redemptions.”

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. You should read the Fund’s prospectus for more information regarding the Fund’s procedures for submitting redemption requests.

Please retain this document for your future reference.

*This supplement does not apply to Lord Abbett Series Fund.